UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 19, 2019

 (Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1
115 Nicholson Lane San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650)  889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPMX	The NYSE American, LLC

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 19, 2019, BioPharmX Corporation (“Company”) received notification (the “Extension Letter”) from NYSE American LLC (“NYSE American”) that provided an extension from September 24, 2019 until March 24, 2020 (the term of the extension, the “Plan Period”) to regain compliance with certain NYSE American continued listing standards (the “Listing Standards”).

On September 24, 2018, the Company received notification from NYSE American that the Company was not in compliance with stockholders’ equity requirement set forth in the Listing Standards. Pursuant to Section 1003(a) of the NYSE American Company Guide, the NYSE American staff determined that the Company’s continued listing is predicated on it increasing its stockholders’ equity to exceed $6.0 million by the end of the Plan Period.

The Company remains subject to the continued listing standard related to the stockholders’ equity requirement as set forth in Part 10 of the NYSE American Company Guide. If the Company is not in compliance with these NYSE American continued listing standards by March 24, 2020, or if the Company does not make progress consistent with the plan during the plan period, NYSE Regulation staff will initiate delisting proceedings as appropriate.  The Company may appeal a staff delisting determination in accordance with Section 1010 and Part 12 of the NYSE American Company Guide.

The Company’s common stock will continue to be listed and traded on the NYSE American during the cure period, subject to the Company’s compliance with the NYSE American’s other applicable continued listing standards. The Company’s stock symbol “BPMX” will be assigned a “.BC” indicator by the NYSE American to signify that the Company currently is not in compliance with the NYSE American’s continued listing standards.

A press release regarding this matter was issued by the Company on September 20, 2019, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description

99.1	Press release issued by BioPharmX Corporation, dated September 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: September 20, 2019	By:	/s/ David S. Tierney
		Name:	David S. Tierney
		Title:	Chief Executive Officer